BioSpecifics

TECHNOLOGIES CORP.

# September 2011

(NASDAQ:BSTC)

# Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding BioSpecifics' strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, expected revenue growth, and any other statements containing the words "believes," "expects," "anticipates," "plans," "estimates" and similar expressions, are forward-looking statements. There are a number of important factors that could cause its actual results to differ materially from those indicated by such forward-looking statements, including the statements made by BioSpecifics and by its partner Auxilium regarding progress toward achievement of Auxilium's objectives for the US launch of XIAFLEX® for Dupuytren's contracture; the ability of Pfizer to achieve its objectives for XIAPEX® in Europe; the ability of Asahi Kasei to achieve its objectives for XIAFLEX in Japan; the success of the Phase III trials for XIAFLEX for the treatment of Peyronie's disease; the outcome of future clinical trials for additional indications including frozen shoulder, cellulite, human lipoma and canine lipoma, all of which will determine the amount of milestone, royalty and sublicense income BioSpecifics may receive; and other risk factors identified in the Company's Form 10-K for the year ended December 31, 2010 and its reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and the Company assumes no obligation to update these forward-looking statements.

# Company Overview

- Leader in collagenase development
  - Positive clinical results in multiple indications
  - XIAFLEX licensed to Auxilium for Dupuytren's contracture, Peyronie's disease, cellulite, frozen shoulder
- Marketed in the US as XIAFLEX* and Europe as XIAPEX** for Dupuytren's contracture in adults with palpable cord in the palm
  - Auxilium sub-licensed to Pfizer for Europe and Asahi Kasei for Japan
  - Significant future royalties, milestones, and additional payments expected
- Clinical trial program for XIAFLEX additional indications
  - Peyronie's disease: Auxilium Phase III pivotal clinical trials top-line data expected 2Q12
  - Frozen shoulder: Phase IIa trial to be initiated in 4Q11 with top line results 1Q13
  - Canine lipoma: placebo controlled clinical trial to be initiated shortly
  - Human lipoma: dose escalation clinical trial to be initiated shortly
  - Cellulite: Auxilium Phase Ib trial to be initiated in 1Q12 with top line results in 4Q12
- Profitable on an annual basis going forward
- Strong patent/intellectual property portfolio through 2028

*Registered Trademark: Auxilium Pharmaceuticals
**Registered Trademark: Pfizer

BioSpecifics

# XIAFLEX: Highly Purified Form of Injectable Collagenase

- Collagen is most abundant protein in humans
- Excess collagen including scar tissue causes many medical conditions
- Collagenase is specific for collagen
- Minimally invasive approach for removal of collagen
- XIAFLEX therapy has numerous potential clinical applications
- BioSpecifics has conducted trials in 12 clinical indications

BioSpecifics

# Strategic Partnerships

# XIAFLEX Development and License Agreement with Auxilium

- >$21 M received to date
- Payments due to BioSpecifics from Auxilium
  - Low double digit royalties as % of worldwide net sales by Auxilium, Asahi Kasei or Pfizer, independent of clinical indication, territory and sales volume
  - Additional mark-up on COGS
  - 8.5% of sub-license income from Pfizer
  - Modest milestones for additional indications and regulatory submissions in the United States and major markets in Europe
- Close collaboration on the substantial development program for XIAFLEX
- All pending litigation resolved; BioSpecifics and Auxilium moving forward with XIAFLEX in four new indications

BioSpecifics

# Auxilium – Pfizer Partnership for XIAPEX in Europe

- Pfizer responsible for marketing XIAPEX for Dupuytren's contracture and Peyronie's disease in 27 member countries of EU and 19 other European and Eurasian countries
- $10.8M received to date from Auxilium for Europe
- BioSpecifics to receive:
  - 8.5% of $22.5M in future milestones or $7.5M for each remaining major European market (Spain, Italy and France)
  - 8.5% of any future milestone payments to Auxilium from Pfizer
  - All in addition to milestones due under BioSpecifics - Auxilium agreement

# Pfizer Marketing Update for XIAPEX in Europe

- Promising market as Dupuytren's associated with Northern European ancestry
- Pfizer launched XIAPEX in 7 European countries: United Kingdom, Germany, Denmark, Sweden, Finland, Norway and Austria
  - Priced $1,000-1,400; favorable vs. surgery
  - Surgery involves long waiting period in Europe
  - Reimbursement is expected to be routine vs. US
  - Approved in Switzerland
- Pfizer showed strong presence at FESSH in Oslo in May 2011
  - Published data on 1082 patients supporting use of collagenase on patients with previous hand surgery

(1) Bainbridge et al The Journal of Hand Surgery, EUROHAND 2011.

# Auxilium – Asahi Kasei Pharma Partnership for XIAFLEX in Japan

- Partnership granting Asahi rights to commercialize XIAFLEX for Dupuytren's contracture and Peyronie's disease in Japan
- $15M upfront to Auxilium
- BioSpecifics to receive % of potential future milestones, low double digit royalties and mark-up on COGS

# XIAFLEX for Dupuytren's Contracture

BioSpecifics

# Overview of XIAFLEX for Dupuytren's Contracture

- Dupuytren's contracture: formation of collagen cord in palm that contracts and limits range of motion of fingers; significantly affects quality of life and daily activities
- XIAFLEX approved for treatment of adult Dupuytren's contracture patients with palpable cord; no restrictions re joints nor limitations on contracture severity
- Product efficacy and safety consistent with clinical data
- First and only FDA- and EMA-approved nonsurgical treatment
- Launched in March 2010 in US and April 2011 in Europe (UK)


Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Source: Auxilium Pharmaceuticals

BioSpecifics

# Successful Post-Approval XIAFLEX Studies

- 17 months of post-approval data showed consistent safety profile with clinical trials after ~11,000 injections
- Positive top-line results from Phase IIIb multi-cord study testing safety, tolerability, and multiple-dose pharmacokinetics, consistent with trial data following injection in single cord
- Positive data from a retrospective commercial patient chart review presented at ASSH Meeting
- Additional three year recurrence data from CORDLESS study presented at ASSH Meeting
  - 71% of patients did not recur and maintained low degrees of contracture
  - Recurrent patients took approximately 3 years to return to baseline contracture levels

# Auxilium Commercialization Effort

- J-code J0775 effective Jan. 1, 2011
- Specific CPT code for XIAFLEX recommended by ASSH expected to be effective January 2012
- Targeting ~6,000 physicians; hand, plastic, orthopedic and general surgeons and rheumatologists
- 60 patient multi-cord trial to be initiated by mid-September in the U.S. and Australia to assess the efficacy and safety of multiple concurrent injections
- Enrollment in re-treatment trial to begin in 2H11
- Auxilium anticipates $45-50M in 2011 US net revenues

Source: Auxilium Pharmaceuticals

# XIAFLEX Development Pipeline


Indications
Phase I
Phase II
Phase III
Marketing & Sales
Dupuytren's Contracture
Peyronie's Disease
Frozen Shoulder
Canine Lipoma
Lipoma
Cellulite

BioSpecifics

# XIAFLEX Development to Treat Peyronie's Disease

- Excess of inelastic collagen causes penis curvature/deviation; distorts erection and results in pain, penile shortening, indentations and/or erectile dysfunction
  - Surgery only current proven treatment option but has multiple disadvantages
- Phase III top-line data expected in 2Q12
  - Enrollment and 18-week active dosing phase complete



Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics

# Current Surgical Procedures for Treatment of Peyronie's Disease



**Tunica Plication**
Shortening of the longer side of the penis to correct deviation



**Tunical Lengthening**
Incision or partial excision and use of graft material.



**Penile Prosthesis Implantation**
For patients with PD, vascular insufficiency, inflatable or malleable

Source: Serefoglu & Hellstrom Curr Urol Rep August 5, 2011

# Market Potential for Peyronie's Disease in US and Europe

- Prevalence rate increases with age; average age of disease onset is 53 years
- Potential for market expansion based on larger number of vials used per patient
- Common association with other diseases such as Dupuytren's contracture, Frozen shoulder, plantar fibromatosis and knuckle pads


>210,000 Potential Annual Candidates for XIAFLEX
Medical or Intralesional Therapy/Surgery Recommended
315,000
Patients Seeking Treatment
475,000
Prevalence: 5% of Adult Male Population

Source: Auxilium Pharmaceuticals

# Peyronie's Disease - Phase III Design

- Randomized, double-blind, placebo-controlled
- Co-primary endpoints of disease bother and penile curvature
- 2:1 XIAFLEX to placebo
- 800 patients (400/trial) at approximately 70 sites in US and Australia
- Open label study with 250 patients at 30 US, EU and NZ sites
- PK study with 16 patients in US, 4 week follow up
- Four treatment cycles (2 vials/cycle x 4 cycles = 8 vials)
- 52 week follow up for patients in double blind study
- 36 week follow up for patients in open study
- Enrollment is complete

Source: Auxilium Pharmaceuticals

# Cellulite Overview

- Results from collagen fibrous septae held in an irregular pattern; causes skin dimpling
- Affects 85-98% of women
- No FDA approved medical therapies
- Positive Phase I results showed 76% reduction in the physician reported appearance of cellulite and a patient satisfaction score of 1.75 at 6 months
  - Scale for the patient satisfaction scoring ranged from 1 being completely satisfied to 4 being not satisfied


Before Collagenase
One month
after Collagenase
Six months
after Collagenase

Source: A. Dagum and M. Badalamente, *Plastic and Reconstructive Surgery* (Sept 15, 2006) and Auxilium.

BioSpecifics

# Treatment for Cellulite - Phase Ib Dose Escalation Study

- Assess the safety and efficacy of XIAFLEX in the treatment of cellulite
  - 10 injection sites over an 8 x 10cm surface area
  - Seven cohorts followed for 90 days
- Physician and patient reported improvement of cellulite endpoints
- Expected to begin in 1Q12
  - Top-line proof of concept results expected in 4Q12

Source: Auxilium Pharmaceuticals

# Frozen Shoulder Overview

- Inflammation and thickening of shoulder capsule due to collagen accumulation
- No FDA-approved pharmaceutical treatment
- 20-50M people worldwide affected
- 700,000 patients visit doctors annually in US
- BioSpecifics Phase II trial demonstrated statistical significance ($p=0.02$) in active elevation from baseline at highest dose



BioSpecifics

# Treatment for Frozen Shoulder - Phase IIa Dose Escalation Study

- To assess the safety and efficacy of XIAFLEX in the treatment of frozen shoulder
  - Two doses (0.29 and 0.58 mg) given under ultrasound guidance
  - Approximately 50 subjects across 4 cohorts
  - Up to three injections 21 days apart
  - Subjects followed for 90 days
- Endpoint will be range of motion parameters for the affected shoulder at 90 days
- Plan to start trial in early 2012
  - Top line results expected in 1Q13

Source: Auxilium Pharmaceuticals

BioSpecifics

# BioSpecifics Development Programs

# Canine Lipoma Overview

- Canine lipomas are common and can be serious health problem in dogs; often restrict motion in older dogs
- The only treatment option is surgery but requires general anesthesia
- BioSpecifics veterinarian market survey
  - Each performed average 25 surgeries/lipoma excision annually
  - Estimate that they would use injectable collagenase product on 22 dogs per year
- 1.7M dogs affected in US
  - 1M potential injectable collagenase treatments for canine lipoma annually
  - Approximate current cost of treatment annually believed to be $635M

# Chien-802 Canine Lipoma Study

- Open label trial with single injection into benign subcutaneous lipomas
  - No repeat treatments
- 3 dogs evaluable by CT Scan at 90 days post treatment
- Treated lipomas were 0%, 0%, and 7% of size at baseline vs. un-treated control lipomas which increased by 29%, 13%, 28% from baseline
- Single injection resulted in average decrease of 97% size of lipoma and untreated had increase of 23% in lipoma size

# Treatment for Canine Lipoma (Chien-804 Trial)

- Placebo controlled randomized clinical trial to evaluate efficacy of XIAFLEX for treatment of benign subcutaneous lipoma
- 32 dogs randomized 1:1 XIAFLEX to placebo.
- Single injection of either XIAFLEX or placebo
- Initiation expected shortly on FDA approval of clinical trial protocols

BioSpecifics

# Human Lipoma Overview

- Encapsulated fat deposits occurring as bulges under the skin
- Primary diagnosis in 575,000 US patients annually; no improvement without surgical intervention
- Phase 1 trial showed 90% success rate in decreasing lipoma size by 50-90% after single treatment
  - Average reduction of lipoma size of 93% post treatment at 6 months

BioSpecifics

# Treatment for Human Lipoma - Dose Escalation Trial

- 14 patients
- Single center
- 4 dosage groups
- Trial initiation expected shortly after FDA and IRB approvals

BioSpecifics

# Future Potential for XIAFLEX in Additional Indications

- To date, injectable collagenase has been tested in 12 indications and over 2500 patients
- Auxilium and BioSpecifics have created a new collaborative development process for identifying promising indications

# Intellectual Property Portfolio

- XIAFLEX for Dupuytren's contracture and Peyronie's disease has Orphan Drug designation status in US granting 7 year exclusivity after approval
  - Under healthcare reform legislation for biologics, XIAFLEX should be entitled to 12 years of US market exclusivity, or until 2022, unless such legislation is amended
- Auxilium expects 10 year marketing exclusivity post-approval in Europe as first in class through 2021
- Manufacturing patent issued October 2010
  - Co-owned with Auxilium
- Royalties through 2028 based on pending and issued patents
- BioSpecifics owns or controls patents and patent applications for injectable collagenase to treat:
  - Dupuytren's contracture
  - Peyronie's disease
  - Frozen shoulder
  - Removal of adipose tissue
  - Others

BioSpecifics

# Financial Highlights ($)

| | For the six months ended 06/30/11* (unaudited) | For the year ended 12/31/10 (audited) |
|---|---|---|
| **Cash and equivalents, short term investments** | $ 10,381,517 | $ 7,831,822 |
| **Income Statement** | | |
| Revenues | $ 6,865,739 | $ 5,661,348 |
| Other income | 47,727 | 525,843 |
| Costs and expenses | (3,410,407) | (7,695,731) |
| Deferred tax assets | 2,757,405 | - |
| **Net income (loss)** | $ 6,260,464 | $ (1,508,540) |
| Net income (loss) basic per share | $ 0.99 | $ (0.24) |
| Net income (loss) diluted per share | $ 0.87 | $ (0.24) |
| Shares used in computation of basic net income (loss) | 6,324,168 | 6,280,268 |
| Shares used in computation of diluted net income (loss) | 7,158,024 | 6,280,268 |

*On a Non-GAAP basis for the six month period ended June 30, 2011, net income was $3,503,059 with an EPS of $0.55 basic and $0.49 diluted excluding the deferred tax assets.

BioSpecifics

# Anticipated Upcoming Milestones

- Dupuytren's contracture:
  - Report 3 year recurrence data in June 2011
  - Pfizer to launch of XIAPEX in additional major European markets: France, Italy, and Spain
  - Initiate 60 patient multi-cord trial in the U.S. and Australia to assess the efficacy and safety of multiple concurrent injections by mid-September
  - Announce CPT code effective as of January 1, 2012.
  - Begin enrollment in retreatment trial in 2H11
- Peyronie's disease: report top-line data for Phase III double-blind placebo-controlled program in 2Q12
- Frozen shoulder: initiation of Phase IIa trial in 4Q11; report top-line results in 1Q13
- Cellulite: initiation of Phase Ib trial in 1Q12; report top-line results in 4Q12
- BioSpecifics initiation of dose escalation human lipoma trial shortly
- BioSpecifics initiation of placebo controlled canine trial shortly

Source: Auxilium Pharmaceuticals

BioSpecifics

TECHNOLOGIES CORP.

(NASDAQ:BSTC)